UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2024

Service Corporation International

(Exact Name of Registrant as Specified in Charter)

Texas	1-6402-1	74-1488375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway

Houston Texas

77019

(Address of Principal Executive Offices, and Zip Code)

(713) 522-5141

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

On September 17, 2024, Service Corporation International (the “Company”) issued $800 million aggregate principal amount of 5.750% Senior Notes due 2032 (the “Notes”), pursuant to the Senior Indenture dated as of February 1, 1993, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (the “Indenture”), as supplemented by the Nineteenth Supplemental Indenture dated as of September 17, 2024, among the Company, The Bank of New York Mellon Trust Company, N.A., as original trustee and BOKF, NA, as series trustee (the “Supplemental Indenture”). The Company will use the net proceeds from the offering to repay the outstanding loans under its revolving credit facility and pay related fees, interest and expenses.

A copy of the Indenture, the Supplemental Indenture and the form of note representing the Notes are attached as Exhibit 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 8.01	Other Information

On September 17, 2024, the Company issued a press release announcing the closing of the offering. The press release relating to the closing is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company. The Notes were offered only by means of a prospectus supplement and accompanying base prospectus.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

4.1	Senior Indenture dated as of February 1, 1993, between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 filed September 2, 2004 (File No. 333-118763))

4.2	Nineteenth Supplemental Indenture dated as of September 17, 2024, among Service Corporation International, The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as original trustee and BOKF, NA, as series trustee

4.3	Form of 5.750% Senior Notes due 2032 (included in Exhibit 4.2)

5.1	Opinion of Locke Lorde LLP

23.1	Consent of Locke Lorde LLP (included in Exhibit 5.1)

99.1	Press Release dated September 17, 2024, in respect of the settlement of the Notes

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2024

By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger Senior Vice President Chief Financial Officer